RECEIVABLES AND ALLOWANCES FOR CREDIT LOSSES	3 Months Ended
Mar. 31, 2025
Receivables [Abstract]
RECEIVABLES AND ALLOWANCES FOR CREDIT LOSSES	RECEIVABLES AND ALLOWANCES FOR CREDIT LOSSES
Trade Receivables
Trade receivables as of March 31, 2025 and December 31, 2024 were $619.5 million and $473.5 million, net of allowances for credit losses of $20.0 million and $19.5 million, respectively. Trade receivables are also recorded net of allowances for sales deductions under the scope of Accounting Standards Codification (“ASC”) 606, Revenue from Contracts with Customers.
As a result of Dole’s robust credit monitoring practices, the industry in which it operates and the nature of its customer base, the credit losses associated with trade receivables have historically not been significant in comparison to net revenue and gross trade receivables. The allowance for credit losses on trade receivables is measured on a collective pool basis, when the Company believes similar risk characteristics exist among customers. Trade receivables that do not share similar risk characteristics are evaluated on a case-by-case basis. Dole estimates expected credit losses based on ongoing monitoring of customer credit, macroeconomic indicators and historical credit losses based on customer type and geographic region.
A rollforward of the allowance for credit losses for trade receivables was as follows:

Amount
(U.S. Dollars in thousands)
Balance as of December 31, 2024	$(19,493)
Additional provisions in the period	(1,968)
Recoveries of amounts previously reserved	1,875
Balance sheet write-offs	489
Balance sheet reclassifications	(189)
Foreign exchange impact	(695)
Balance as of March 31, 2025	$(19,981)
Dole utilizes third-party trade receivables sales arrangements to help manage its liquidity. Certain arrangements contain recourse provisions in which Dole’s maximum financial loss is limited to a percentage of receivables sold under the arrangements. Dole derecognizes all sold receivables from the condensed consolidated balance sheets, as it accounts for the transfers as sales under ASC 860, Transfers and Servicing.
As of March 31, 2025, the Company had derecognized trade receivables under non-recourse facilities and facilities with recourse provisions of $25.3 million and $255.0 million, respectively. As of December 31, 2024, the Company had derecognized trade receivables under non-recourse facilities and facilities with recourse provisions of $21.4 million and $255.0 million, respectively. The fees associated with the sale of such receivables are recorded in interest expense in the condensed consolidated statements of operations. The Company continues to service sold receivables, and the fair value of any resulting servicing liability is immaterial.
Grower Advances
Dole makes cash advances and materials advances to third-party growers for various production needs, including labor, fertilization, irrigation, pruning and harvesting costs, and additionally incurs other supply chain costs on behalf of third-party growers that are recorded as grower advance receivables. Some of these advances are secured by collateral owned by the growers.
Grower advances are categorized as either working capital advances or term advances. Working capital advances are made to the growers during a normal seasonal growing cycle to support operational working capital needs. These advances are short-term in nature and are intended to be repaid with excess cash proceeds from the current crop harvest. Short-term grower loans and advances, whether secured or unsecured, are classified as grower advance receivables, net, in the condensed consolidated balance sheets.
Term advances are made to support longer-term grower investments. These advances are long-term in nature, are typically secured by long-term grower assets and usually involve a long-term supply agreement for the marketing of fruit. These advances typically have structured repayment terms which are payable over the term of the advance or supply agreement with excess cash proceeds from the crop harvest, after payment of any outstanding working capital advances. The term of supply agreements and term advances is generally one to ten years. The current portion of term advances is classified as grower advance receivables, net, and the non-current portion of term advances is classified as other assets in the condensed consolidated balance sheets.
Both working capital advances and term advances may bear interest. Accrued interest on these arrangements has not historically been significant to the financial statements.
The following table summarizes growers advances as of March 31, 2025 and December 31, 2024 based on whether the advances are secured or unsecured:

	March 31, 2025		December 31, 2024
	Short-Term	Long-Term	Short-Term	Long-Term

	(U.S. Dollars in thousands)
Secured gross advances to growers and suppliers	$86,020	$19,374	$54,864	$22,762
Allowance for secured advances to growers and suppliers	(11,452)	(2,043)	(13,217)	(3,282)
Unsecured gross advances to growers and suppliers	56,616	6,040	79,396	5,792
Allowance for unsecured advances to growers and suppliers	(21,398)	(4,553)	(16,087)	(4,463)
Net advances to growers and suppliers	$109,786	$18,818	$104,956	$20,809
Of the $128.6 million and $125.8 million of net advances to growers and suppliers as of March 31, 2025 and December 31, 2024, $12.6 million was considered past due at the end of each period.
Dole monitors these receivables on a regular basis and estimates expected credit losses for all outstanding grower advances to determine if a related impairment loss and allowance should be recognized. These expected credit losses are evaluated on a case-by-case basis and are based on factors such as historical credit loss information, the timing of the growing season and expected yields, the fair value of the collateral, macroeconomic indicators, weather conditions, and other miscellaneous factors. Grower advances are stated at the gross advance amount less allowances for expected credit losses. Dole generally considers an advance to a grower to be past due when the advance is not fully recovered by the excess cash proceeds on the current year crop harvest or when the advance is not repaid by the excess cash proceeds by the end of the supply term agreement.
A rollforward of the allowance for expected credit losses related to grower loans and advances was as follows:

Amount
(U.S. Dollars in thousands)
Balance as of December 31, 2024	$(37,049)
Additional provisions in the period	(1,340)
Recoveries of amounts previously reserved	61
Balance sheet write-offs	41
Balance sheet reclassifications	(1,006)
Foreign exchange impact	(153)
Balance as of March 31, 2025	$(39,446)
Other Receivables
Other receivables, net, are recognized at net realizable value, which reflects the net amount expected to be collected. Current and non-current balances of other receivables are included in other receivables, net, and other assets, respectively, in the condensed consolidated balance sheets. Other receivables primarily comprise value-added taxes (“VAT”) receivables, other receivables from government and tax authorities and non-trade receivables from customers, suppliers and other third parties. Based on the nature of these agreements, the timing of collection is dependent on many factors, including government legislation and the timing of settlement of the contract or arrangement.
Total other receivables as of March 31, 2025 and December 31, 2024 were $145.4 million and $143.1 million, net of allowances for credit losses of $20.0 million and $19.8 million, respectively. Of these amounts outstanding, VAT receivables represent $38.1 million and $39.6 million, respectively, net of allowances of $16.8 million and 13.9 million, respectively. VAT receivables are primarily related to purchases by production units and are refunded by certain taxing authorities. As of March 31, 2025 and December 31, 2024, the allowance related to non-trade receivables from customers, suppliers and other third parties was n